EXHIBIT 32 TO FORM 10-Q
                          (Section 1350 Certifications)


Exhibit      Page
No.          No.         Description
-------      ----        ------------
32.1                     E-32.1 Certificate of Principal Executive Officer
                         pursuant to 18 U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2 E-32.2 Certificate of Principal Financial Officer pursuant to 18 U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


     In connection with the annual report of Cimetrix, Incorporated (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert
H. Reback, President and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert H. Reback
-------------------------------
Robert H. Reback
President and Chief Executive Officer
March 29, 2004


--------------------------------------------------------------------------------
                                                                          E-32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


     In connection with the annual report of Cimetrix, Incorporated (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),Joe K. Johnson, Interim Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Joe K. Johnson
-----------------------
Joe K. Johnson
Interim Chief Financial Officer
March 29, 2004


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                                                                          E-32.2

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